Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 2,092,945,345	$ 1,747,930,133
Notes receivable from participants	9,962,267	9,543,328
Employer contribution receivable	2,485,222	2,466,548
Other receivable	0	7,834
Total assets and net assets available for benefits	$ 2,105,392,834	$ 1,759,947,843